UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  January 12, 2016

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01

Other Events

This Current Report on Form 8-K is being filed pursuant to a memorandum of understanding regarding the settlement of certain litigation relating to the previously announced Agreement and Plan of Merger, dated as of October 12, 2015 (the “Merger Agreement”), among Wausau Paper Corp., a Wisconsin corporation (“Wausau”), SCA Americas, Inc., a Delaware corporation (“SCA Americas”), and Salmon Acquisition, Inc., a Wisconsin corporation and wholly owned subsidiary of SCA Americas (“Merger Sub”), providing for the merger (the “Merger”) of Merger Sub with and into Wausau.

As previously disclosed on page 69 of the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) by Wausau on December 14, 2015 (the “Definitive Proxy Statement”), two putative class action complaints were filed in the Circuit Court of Milwaukee County, Wisconsin on November 4, 2015, naming various combinations of Wausau, Wausau’s board of directors, SCA Americas, Merger Sub, and Starboard Value LP (“Starboard”) as defendants. On November 16, 2015, a third lawsuit was filed in the Circuit Court of Milwaukee County, Wisconsin naming Wausau, Wausau’s board of directors, SCA Americas, Merger Sub, and Starboard as defendants. These three lawsuits, MSS 12-09 Trust v. Wausau Paper Corp., et al., Case No. 15-CV-009090 (Nov. 4 2015) (“MSS Trust Action”), Rosenberg, II v. Wausau Paper Corp., et al., Case No. 15-CV-009091 (Nov. 4, 2015) (“Rosenberg Action”), and Nieuwenhuis v. Wausau Paper Corp., et. al., Case No. 15-CV-009176 (Nov. 16, 2015) (“Nieuwenhuis Action”) (collectively, the “Actions”), include substantially similar allegations that Wausau’s board of directors breached their fiduciary duties in connection with the Merger by agreeing to the proposed acquisition of Wausau by SCA Americas and Merger Sub and failing to obtain the highest value reasonably available for the shareholders of Wausau. The Actions also allege that Wausau, SCA Americas, Merger Sub, and Starboard have aided and abetted those alleged fiduciary breaches. On November 13, 2015, an amended complaint was filed in the Rosenberg Action (“Amended Complaint”), which alleges similar claims that members of the Wausau board of directors breached their fiduciary duties and that Wausau, SCA Americas, Merger Sub, and Starboard have aided and abetted those alleged fiduciary breaches. The Amended Complaint also asserts additional claims that members of the Wausau board of directors breached their fiduciary duties by purportedly misstating and omitting material information from the Definitive Proxy Statement as filed initially on November 10, 2015. On November 25, 2015, the court consolidated the Actions under the caption:  In re Wausau Paper Corp. Shareholder Litigation, Consolidated Case No. 15-CV-009090 (the “Consolidated Action”), designated the Amended Complaint as the operative complaint in the Consolidated Action, and appointed the law firm of Faruqi & Faruqi, LLP as lead counsel and the law firm of Ademi & O’Reilly, LLP as liaison counsel. On December 1, 2015, plaintiff filed a motion for expedited discovery, which has yet to be decided by the court. On December 29, 2015, plaintiff filed a motion for temporary injunction, which has yet to be decided by the court.

On January 12, 2016, the defendants entered into a memorandum of understanding (the “MOU”) with the plaintiffs providing for the settlement of all claims in the Consolidated Action. Under the MOU, and subject to court approval and definitive documentation, the plaintiff and the putative class settle and release, against the named defendants certain related parties, all claims in the Consolidated Action and any pleadings or briefs filed in the same and any potential claim related to (i) the matters alleged in any pleadings or briefs filed in the Consolidated Action; (ii) the Merger Agreement and the transactions contemplated thereby, including the Merger; (iii) the Definitive Proxy Statement and any amendments, supplements, or modifications to any of the foregoing, and any other public disclosures made in connection with or regarding the Merger; (iv) the statutory or fiduciary obligations (including any disclosure obligations) of any of the defendants or certain related parties in connection with the Merger Agreement, the Merger, the Definitive Proxy Statement or any amendments, supplements, or modifications to any of the foregoing, and any other public disclosures made in connection with or regarding the Merger; (v) the negotiations in connection with the Merger Agreement and Merger; and (vi) any and all conduct by any of the defendants and certain related parties arising out of or relating in any way to the negotiation or execution of the MOU and any subsequent stipulation.

The settlement will not affect the timing of the special meeting of the shareholders of Wausau, which is scheduled to be held on January 20, 2016, or the amount of the consideration to be paid to Wausau’s shareholders in connection with the Merger. While Wausau and the other defendants believe that no supplemental disclosure is required under applicable laws, in order to avoid the risk of the putative stockholder class actions delaying or adversely affecting the Merger and to minimize the expense of defending such actions, Wausau and the other defendants have agreed, pursuant to the terms of the MOU, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth below. The MOU contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval following notice to Wausau’s stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Circuit Court of Milwaukee County, Wisconsin will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed Merger, the Merger Agreement, and any disclosure made in connection therewith, pursuant to terms that will be disclosed to stockholders prior to final approval of the settlement. In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel will file a petition in the Circuit Court of Milwaukee County, Wisconsin for an award of attorneys’ fees and expenses to be paid by Wausau or its successor. The settlement, including the payment by Wausau or any successor thereto of any such attorneys’ fees, is also contingent upon, among other things, the Merger becoming effective under Wisconsin law. There can be no assurance that the Circuit Court of Milwaukee County, Wisconsin will approve the settlement contemplated by the MOU. In the event that the settlement is not approved and such conditions are not satisfied, the defendants will continue to vigorously defend against the allegations in the Consolidated Action, which the defendants believe are without merit.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

In connection with the settlement of the class action lawsuits as set forth in this Current Report on Form 8-K, Wausau agreed to make these supplemental disclosures to the Definitive Proxy Statement. These disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information herein differs from, or updates information contained in, the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

The following supplemental disclosure is added at the end of the fifth sentence of the fourth paragraph on page 37 of the Definitive Proxy Statement concerning the Background of the Merger:

, including Evercore’s prior experience representing Wausau in connection with a potential proxy contest with Starboard Value LP in 2013.

The carryover paragraph on pages 37 and 38 of the Definitive Proxy Statement concerning the Background of the Merger is replaced, in its entirety, with the following:

At Wausau’s regularly-scheduled board meeting held on February 16 and February 17, 2015, Mr. Burandt and the other members of Wausau senior management updated the Wausau board of directors on the progress of the Margin Enhancement Initiative. The Wausau board of directors asked questions of the members of Wausau senior management and received answers to those questions. Following this discussion, the Wausau board of directors invited representatives of Accenture, an independent consulting firm, to join the board meeting. Wausau retained Accenture during January 2015 in connection with its review of the Margin Enhancement Initiative, and pursuant to the engagement, Wausau paid Accenture a customary fee plus

Accenture’s out-of-pocket expenses to conduct a customer survey and market analysis of Wausau, as well as to provide the Wausau board of directors with a presentation on such findings and business strategy. The Wausau board of directors and the representatives of Accenture discussed the results of the customer survey and market analysis, potential business strategies, and strategic alternatives. The Wausau board of directors asked questions of representatives of the independent consulting firm and received answers to those questions.  Following attendance at this meeting, Wausau did not have any further discussions with Accenture regarding the Margin Enhancement Initiative and Accenture was not involved in the formal process of evaluating strategic and financial alternatives later pursued by Wausau.  After excusing the representatives of Accenture, the Wausau board of directors discussed and determined, based on the discussion with Accenture and the current progress of the Margin Enhancement Initiative, to engage a financial advisor to formally review the strategic alternatives available to Wausau. The Wausau board of directors discussed engaging Evercore because of Evercore’s qualifications, experience, and reputation, as well as its familiarity with the business of Wausau, including Evercore’s prior experience representing Wausau in connection with a potential proxy contest with Starboard Value LP in 2013. Then, the Wausau board of directors directed Mr. Burandt to discuss the terms of such engagement with Evercore.

The following supplemental disclosure is added at the end of the second paragraph on page 38 of the Definitive Proxy Statement concerning the Background of the Merger:

In addition, during May 2015, Mr. Burandt and other members of Wausau senior management began preparing certain financial forecasts that were later discussed with and reviewed by the Wausau board of directors at the regularly-scheduled board meeting on June 18, 2015. During the formal process of evaluating strategic and financial alternatives, Mr. Burandt and other members of Wausau senior management continued to refine the financial forecasts for the 2015 fiscal year based on the actual results of Wausau and for the 2016 and 2017 fiscal year based on their expectation of Wausau’s future financial performance and expected results of operations. See the section entitled “— Certain Financial Forecasts” beginning on Page 66 of this proxy statement for additional information on the financial forecasts provided to SCA Parent, the Wausau board of directors, and Evercore.

The following supplemental disclosure is added following the first sentence of the sixth paragraph on page 39 of the Definitive Proxy Statement concerning the Background of the Merger:

Mr. Burandt consulted with various members of the Wausau board of directors about providing SCA Parent with an extension because of SCA Parent’s need for additional time to submit an initial non-binding indication of interest.

The following supplemental disclosure is added following the last paragraph on page 55 of the Definitive Proxy Statement concerning the Discounted Cash Flow Analysis in the Opinion of Wausau’s Financial Advisor:

The discount rate range used by Evercore was based on an estimate of Wausau’s weighted average cost of capital derived through a capital asset pricing model which assumed a risk-free rate based on the 20-year treasury yield as of October 9, 2015, a two-year beta equal to the two-year adjusted beta as of October 9, 2015 obtained from Bloomberg, and an equity risk premium based on the “Market Risk Premium” (6.21%) and 9th “Decile Size Premium” (2.69%) obtained from the Duff & Phelps 2015 Valuation Handbook. Evercore further assumed terminal year EBITDA of $89.1 million for analyst estimates and $105.9 million for management projections, and a terminal EBITDA multiple range of 6.75x – 8.75x EBITDA, which, at a discount rate range of 8.0% – 9.0%, implied a perpetuity growth rate range of 1.1% – 4.0%.

Evercore calculated the unlevered, after-tax free cash flows that Wausau was projected to generate from June 30, 2015 through calendar year 2020, based on financial projections provided by Wausau management and analyst estimates and certain assumptions approved by Wausau management. For further information regarding these financial projections, see “Proposal 1: Approval and Adoption of the Merger

Agreement—Certain Financial Forecasts” beginning on Page 66 of this proxy statement. The unlevered, after-tax free cash flows used by Evercore were as follows:

Period	Unlevered Free Cash Flows (in millions)
2015E	$38.5
6 Mo. End 2015E	$25.3
2016E	$36.7
2017E	$35.7
2018E	$40.8
2019E	$42.6
2020E	$44.5

The following supplemental disclosure is added following the first sentence of the last paragraph on page 56 of the Definitive Proxy Statement concerning the Selected Precedent Transactions Analysis in the Opinion of Wausau’s Financial Advisor:

Based on its professional judgment, Evercore selected the 17 precedent transactions as the transactions most comparable to the merger. Evercore did not select the transactions from any particular time period.

The following supplemental disclosure is added following the first sentence of the second paragraph on page 59 of the Definitive Proxy Statement concerning the Miscellaneous section in the Opinion of Wausau’s Financial Advisor:

In addition, during the two-year period prior to the date hereof, no material relationship existed between Evercore and its affiliates, on the one hand, and Starboard Value LP and its affiliates, on the other hand, pursuant to which compensation was received by Evercore or its affiliates as a result of such a relationship.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  January 12, 2016

By:  /s/ SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President and Chief Financial Officer